Invest well. Look ahead. LEAVE YOUR MARK. SM   NUVEEN
                                                  Investments

                                     NUVEEN
                                 SENIOR INCOME
                                      FUND

                                       NSL
                                  July 31, 2000
                                  ANNUAL REPORT



O    HIGH CURRENT INCOME FROM A PORTFOLIO OF
     SENIOR, SECURED CORPORATE LOANS

Highlights Since Inception
As of July 31, 2000



O    VERY ATTRACTIVE
     INITIAL DIVIDEND

O    FOUR SUBSEQUENT
     DIVIDEND INCREASES

O    LEVERAGING SUCCESSFULLY
     COMPLETED

O    VERY ATTRACTIVE CURRENT YIELD
     AND SINCE-INCEPTION TOTAL
     RETURN, AS OF JULY 31, 2000

O    TRADING AT A PREMIUM
     TO NET ASSET VALUE, AS
     OF JULY 31, 2000



   CONTENTS
 1 Dear Shareholder
 3 Portfolio Manager's Comments
 5 Performance Overview
 6 Report of Independent Auditors
 7 Portfolio of Investments
11 Statement of Net Assets
12 Statement of Operations
13 Statement of Changes in Net Assets
14 Statement of Cash Flows
15 Notes to Financial Statements
18 Financial Highlights
20 Build Your Wealth Automatically
21 Fund Information



--------------------------------------------------------------------------------
COMPOUND-YOUR-WEALTH-AUTOMATICALLY
All Nuveen closed-end ETFs let you reinvest dividends and capital gains directly into additional shares of your Fund. This is a great way to see your investment grow through the power of compounding.

For more information about Dividend Reinvestment, see the last page of this report or speak with your financial advisor.
--------------------------------------------------------------------------------

Photo of: Timothy R. Schwertfeger
Chairman of the Board


Sidebar text: "Building and sustaining wealth requires sound, ongoing advice."


Dear Shareholder

The objective of the Nuveen Senior Income Fund (NSL) is to provide shareholders with a high level of current income, consistent with preservation of capital. I am pleased to report that, during the period covered by this report, NSL has achieved this goal, increasing its monthly dividend four times since the Fund's inception in October 1999.

These increases were a direct result of NSL's design, which enables the Fund to adjust its dividend to keep pace with current short-term interest rates.
I encourage you to read the Portfolio Manager's Comments later in this report, where we take a comprehensive look at short-term rate movements, as well as the portfolio structure and Fund performance for the period since the Fund's initial public offering.

We believe that NSL, as an income-oriented investment, continues to be well positioned to play an important role in your long-term investment program. Because senior loans of the type in which the Fund invests historically have demonstrated low correlation with the stock and bond markets, the Fund also can bring a measure of diversification to your portfolio and help reduce overall portfolio volatility.

The introduction and initial success of NSL represents another example of Nuveen's expanding efforts to help investors establish well-diversified investment programs. With the help of your financial advisor, all of us at Nuveen Investments are dedicated to providing the services, products, perspectives, and solutions that you need to better meet your personal and family goals.


NEW WAYS TO THINK ABOUT WEALTH
Over the past few years, much attention has been directed toward the ways investors are accumulating wealth. At Nuveen, we believe it is equally important for investors to focus on preserving that wealth, on the responsibilities that accompany wealth, and on the legacies we will leave for future generations.

This long-term perspective is key to under standing Nuveen's portfolio management strategies, our insistence on value, and our determination to provide investments that can withstand the test of time. It is a philosophy that we think is well encapsulated in the Nuveen theme: Invest Well. Look Ahead. Leave Your Mark.(SM)

Sidebar text: "Since 1898, the name Nuveen has been synonymous with quality invest ments, careful research and prudent management."


INVEST WELL
Building and sustaining the wealth that can result in lasting legacies requires a well-developed plan, sound ongoing advice, and the discipline to remain focused on long-term results. With today's abundance of investment products and offers, it also increasingly requires an experienced and trusted adviser who can guide you through the opportunities and the pitfalls. With so much potentially at stake, Nuveen Investments is dedicated to delivering quality products like the Nuveen Senior Income Fund through the financial advisors who assist you in making wise investment choices and help you manage your most important financial assets.


LOOK AHEAD
We urge all our investors to look ahead, not only toward their own goals and futures, but those of future generations as well. We now stand on the threshold of a new millennium, anticipating a time of change, discovery, and potential that may one day make the year 2000 seem as archaic as the year 1900. While we can not know all that the future will bring, we do know that a well-diversified, carefully monitored investment program that combines elements of growth, income, and capital preservation forms a solid foundation that can help us meet whatever opportunities and challenges the new millennium has to offer.


LEAVE YOUR MARK
With the enormous wealth creation of the past decade and the considerable intergenerational transfer of wealth that is expected to occur over the next 20 years, investors today have a significant opportunity to shape the financial future for themselves and their families. These opportunities may include establishing trusts, endowments, or legacies that can directly affect our families and com munities for generations to come. All of us at Nuveen are committed to facilitating and raising the level of dialogue between investors and their financial advisors in ways that help meet goals that extend far beyond the boundaries of a single lifespan.

Since 1898, the name Nuveen has been synonymous with quality investments, careful research, and prudent management. Today, more than ever, the investments and services we offer through financial advisors are designed for those who recognize and embrace the need to build and manage wealth. We encourage you to speak with your financial advisor about the ways in which you can enhance your investment program with Nuveen products and services that can help you Invest Well, Look Ahead, and Leave Your Mark.




/S/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

September 15, 2000

NSL - Nuveen Senior Income Fund
Portfolio Manager's Comments
Executive Managing Director Jeffrey Maillet, leader of the Nuveen Senior Income Fund management team, discusses the recent market environment, Fund performance, and the strategies used to manage NSL since its inception in October 1999. A pioneer in the field of senior floating rate loan products, Jeff has 20 years of experience with this asset class and has managed the purchase of more than 2,000 senior bank issues totaling more than $28 billion.



IN GENERAL, WHAT WAS THE MARKET ENVIRONMENT OVER THE NINE MONTHS ENDED
JULY 31, 2000?
The U.S. is now well into its tenth year of uninterrupted economic expansion, the longest continuous such expansion in the nation's history. The rapid pace of this expansion has been of great concern to the Federal Reserve, which continues to watch carefully for any signs that the booming economy might trigger a resurgence of inflation. To pre-empt the threat of inflation, the Fed instituted a series of six short-term interest rate hikes that, between June 1999 and May 2000, increased the federal funds rate from 4.75% to 6.50%, the highest level in almost a decade.

In recent months, several economic indicators have begun to suggest that the current tightening cycle could be nearing its end. We think the Fed may now remain on the sidelines until after it has assessed data from the holiday season. Ultimately, we believe higher prices for petroleum, rather than the Fed's tightening, will be more likely to have a substantial braking effect on the general economy. Oil prices affect almost every aspect of the U.S. economy. Higher costs in the sector could combine with higher interest rates to provide a one-two punch to the economic expansion - possibly leading to a sharper slowdown than the Fed envisioned.

We believe our shareholders have benefited from exposure to the senior loan market, as it has continued to be extremely vibrant with many opportunities on a primary offering basis, as well as on the secondary side. The senior loan market continues its dynamic development - as an example, now traditional banks and investment banks have teamed up to underwrite new offerings. Almost every underwriter now also has secondary trading desk support. In fact, the U.S. model for underwriting/trading of senior loans is now largely implemented in Europe as well. Additionally, the rating agencies have fully committed resources to the senior loan market and rate a very high number of the senior loan issues in the marketplace.

On the less-than-positive side, defaults have continued to increase since segments of the healthcare industry began to break down in 1998. As is reminiscent of the early '90s, the high yield debt hangover period from the late '80s leverage binge is now in full force in 2000, caused by a similar excess leverage binge in '97 and '98. We believe default rates should continue to rise through the rest of this year and into 2001 as the economy weakens. It is expected that those industries, and specifically those issues, which in our estimation were over-leveraged, will now be subjected to higher levels of price volatility and in all likelihood greater-than-anticipated principal dilution.

Over the past 13 years, the senior loan market has continued to evolve. It has become a market that usually identifies winners and losers very quickly with very efficient pricing.

HOW HAS THIS ENVIRONMENT AFFECTED THE SENIOR LOAN MARKET AND NSL OVER THE PAST NINE MONTHS?
Overall, senior loans have performed very well, with few of the shocks that the equity and bond markets have experienced. The weaker issuers have been tested by the rising rate environment and certain slowing sectors such as automotive, building, food services, and the entertainment industries. Because of the senior loan's ability to raise interest rates in correlation with changes in market rates, we have seen senior secured floating rate loans often perform better than fixed-income products in a rising rate environment. NSL's net asset value has remained relatively stable over the past nine months, ending July 2000 at $9.47 per share, compared with an initial NAV of $9.55. During the reporting period, the NAV fluctuated between a high of $9.66 in March, and a low of $9.41 in July. In addition, rising interest rates enabled us to increase the Fund's dividend on four occasions since the Fund's inception in late October 1999. The regular monthly dividend is now $0.088 per share, up from the initial monthly dividend of $0.076 per share. As of the end of July, NSL's market yield was 10.97%, based on a share price of $9.625. (Note: NSL announced another dividend increase on September 1, 2000, raising the monthly dividend to $0.0900 per share.)

WHERE DID YOU FIND OPPORTUNITIES?
In general, higher interest rates and wider credit spreads enabled us to purchase high-yielding loans in a broad variety of sectors at very attractive prices. Our focus remained on companies with strong management, solid industry fundamentals, brand name recognition, and dominance in terms of market share.

We place special emphasis on the underlying collateral when evaluating senior loans. We also look very carefully at corporate profit and cash flow. We take a long-term view of the sustainability of profits and cash flow.

It should also be pointed out that in some areas we have carefully limited our exposure. These include chemicals, steel, and transportation - all because of their dependence upon petroleum products and their relatively high percentages of fixed costs. Additionally, truck and automotive related manufacturers are being very negatively impacted as domestic and international pressure on those sectors has combined with very much lower than anticipated sales. Issues in sectors continuing to post lackluster results, such as retail, construction, agricultural, and healthcare, also have been avoided.

We also continued to avoid many areas of the healthcare sector, such as long-term care or certain service/testing providers which have been under enormous pressure since 1998 from the balanced budget act, reimbursement issues, and financial constraints. In the current campaign season, political rhetoric concerning healthcare has heated up, but the positions of the candidates have yet to be completely articulated. Given this testing environment, we believe that other sectors offer more potential. Our experienced group of analysts continues to provide the in-depth credit research that is vital to discovering and assessing the potential investment value in each of these areas.

HOW HAVE YOU BEEN MANAGING THE PORTFOLIO?
We continued the process of further diversifying the portfolio by shifting into stronger sectors of the economy. Those industries included aerospace, broadcasting, diversified manufacturing, electronics, paper manufacturing, telecommunications, and utilities, to mention a few. Our specific emphasis has and will always be on credit quality. Our shareholders' investment also will be protected and nurtured with what we believe are the best practices as they relate to selection, diversification, due diligence and surveillance of issues held. We will continue to carefully monitor all industries invested in by the Fund to provide our investors with the greatest potential long-term benefits.

Our concerns about the impact of rising petroleum and other commodity prices, in combination with a higher interest rate environment, promptly led us to examine our investments in areas where higher oil prices could eventually influence a company's profitability and credit quality. For example, we recently sold specific steel, chemical, manufacturing and packaging concerns.

WHAT OTHER ACTIONS HAVE YOU TAKEN?
To enhance the Fund's potential dividend-payment capabilities, we completed a $150 million private placement commercial paper program and offered $46 million in Taxable Auctioned Preferred Shares at the end of May 2000. We have subsequently combined the proceeds raised through these two initiatives with the Fund's existing portfolio of senior loans. Both of these leveraging strategies were designed to generate additional incremental income for the Fund's common shareholders, while lowering the Fund's operational costs. As of July 31, 2000, these leveraging instruments accounted for less than 35% of the Fund's total assets.

WHAT IS YOUR OUTLOOK FOR THE MARKET ENVIRONMENT AND FOR NSL IN COMING MONTHS? Overall, we believe the current environment could remain largely unchanged through the end of the year, and continue to very much support NSL. With an element of uncertainty continuing to surround the Fed's interest rate intentions, we see NSL as a very good investment. The supply of new senior loan assets, in combination with a significantly developed secondary market for these assets, should continue to provide good investment opportunities for our shareholders. We do see, as stated, the strong potential for economic contraction which, in and of itself, will result in an increase in the continuation of defaults in the leveraged debt markets. We believe the senior loan market will be a good place to be over the coming months, since we've seen that the historic volatility in this asset class often is much less than other non-investment grade or speculative grade asset classes. The team that pioneered the asset class actively manages the portfolio. Our efforts will be focused on taking advantage of opportunities to invest in the strongest sectors of the senior loan market as a way to potentially increase the Fund's income stream.

NSL

Nuveen Senior Income Fund

Performance
           OVERVIEW As of July 31, 2000



PORTFOLIO STATISTICS
--------------------------------------------------
Inception Date                            10/29/99
--------------------------------------------------
Share Price                                 $9 5/8
--------------------------------------------------
Net Asset Value                              $9.47
--------------------------------------------------
Fund Net Assets ($000)                    $326,479
--------------------------------------------------

TOP 5 SENIOR
LOAN HOLDINGS       (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Allied Waste North America                   3.9%
--------------------------------------------------
The Fairchild Corporation                    2.4%
--------------------------------------------------
Level 3 Communications LLC                   2.3%
--------------------------------------------------
Centennial Cellular Operating Company LLC    2.3%
--------------------------------------------------
Norwood Promotional Products                 2.3%
--------------------------------------------------

TOP 5 INDUSTRIES    (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Telecommunications/Competitive Local
Exchange Carrier (CLEC)                      6.9%
--------------------------------------------------
Telecommunications/Cellular/PCS              5.8%
--------------------------------------------------
Beverage, Food & Tobacco                     4.4%
--------------------------------------------------
Leisure & Entertainment                      4.4%
--------------------------------------------------
Ecological                                   4.1%
--------------------------------------------------

CUMULATIVE TOTAL RETURN      NAV      SHARE PRICE
--------------------------------------------------
YTD                         5.69%           7.78%
--------------------------------------------------
Since Inception             6.20%           3.21%
--------------------------------------------------


Bar Chart:
1999-2000 Monthly Dividends Per Share

Dec 99     0.076
Jan 00     0.076
Feb 00     0.0785
Mar 00     0.082
Apr 00     0.084
May 00     0.084
Jun 00     0.088
Jul 00     0.088



Line Chart:
Share Price Performance

10/29/99       10
               10.0625
               10
               10.0625
               10.0625
               10
               10.0625
               10.0625
               10.0625
               10.0625
               10.0625
               10.0625
               10
               10.0625
               10.0625
               10
               10.0625
               10.0625
               10.0625
               10
               10
               10.0625
               10.0625
               9.9375
               9.9375
               10
               9.9375
               9.9375
               10
               10
               10
               10
               10
               9.875
               9.9375
               9.9375
               9.9375
               9.875
               9.875
               9.9375
               9.875
               9.0625
               9.375
               8.9375
               9.5
               9.5
               9.1875
               9.4375
               9.3125
               9.625
               9.625
               9.5
               9.625
               9.4375
               9.625
               9.5625
               9.625
               9.8125
               9.75
               9.625
               9.5625
               9.3125
               9.375
               9.4375
               9.5625
               9.3125
               9.4375
               9.5
               9.6875
               9.625
               9.6875
               9.625
               9.5
               9.4375
               9.4375
               9.375
               9.3125
               9.3125
               9.25
               9.3125
               9.1875
               9.25
               9.1875
               8.875
               8.9375
               9.0625
               9.125
               9.125
               8.875
               9.0625
               8.9375
               8.9375
               8.9375
               8.875
               8.9375
               8.8125
               8.8125
               8.8125
               8.9375
               9
               8.875
               8.8125
               8.9375
               8.9375
               8.9375
               8.8125
               8.8125
               8.8125
               8.8125
               8.75
               8.6875
               8.6875
               8.75
               8.75
               8.75
               8.625
               8.6875
               8.5
               8.5
               8.5625
               8.6875
               8.6875
               8.75
               8.75
               8.8125
               8.9375
               9
               9
               9.25
               9.125
               9.125
               9.0625
               9.0625
               9.125
               9.25
               9.1875
               9.1875
               9.1875
               9
               9.1875
               9.1875
               9.125
               9.25
               9.25
               9.125
               9.1875
               9.25
               9.375
               9.5
               9.625
               9.5
               9.4375
               9.3125
               9.3125
               9.3125
               9.625
               9.5625
               9.4375
               9.5
               9.5
               9.5625
               9.5625
               9.5
               9.375
               9.375
               9.3125
               9.375
               9.4375
               9.4375
               9.5
               9.5
               9.6875
               9.5625
               9.5625
               9.6875
               9.6875
               9.5
               9.6875
               9.5625
               9.625
               9.5625
               9.5625
               9.625
               9.625
               9.6875
               9.625
               9.6875
               9.5625
               9.6875
               9.625
7/31/00        9.625

         Daily Closing Price
Past performance is not predictive of future results.

Report of
      INDEPENDENT AUDITORS



THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
NUVEEN SENIOR INCOME FUND:

We have audited the accompanying statement of assets and liabilities of Nuveen Senior Income Fund (the "Fund"), including the portfolio of investments, as of July 31, 2000, and the related statement of operations, changes in net assets, cash flows, and the financial highlights for the period October 29, 1999 (commencement of investment of operations) to July 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of July 31, 2000, by correspondence with the custodian and selling or agent banks. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Nuveen Senior Income Fund as of July 31, 2000, the results of its operations, changes in net assets, cash flows, and the financial highlights for the period from October 29, 1999 (commencement of investment operations) to July 31, 2000, in conformity with accounting principles generally accepted in the United States.




                                                                   /S/ KPMG LLP



Chicago, Illinois
September 18, 2000

                            Nuveen Senior Income Fund (NSL)

                            Portfolio of
                                       INVESTMENTS July 31, 2000






                                                                               RATINGS*
                                                                            ---------------
    PRINCIPAL                                                                                        STATED              MARKET
 AMOUNT (000)   DESCRIPTION                                               MOODY'S       S&P         MATURITY**           VALUE
----------------------------------------------------------------------------------------------------------------------------------
                VARIABLE RATE SENIOR LOAN INTERESTS*** - 120.2%

                AEROSPACE/DEFENSE - 3.2%

$     11,209    The Fairchild Corporation, Term Loan B                        Ba3         BB-        04/03/06      $    10,508,037
----------------------------------------------------------------------------------------------------------------------------------

                AUTOMOTIVE - 2.9%

       9,900    MetalForming Technologies, Inc., Term Loan B                   NR          NR        06/30/06            9,603,000
----------------------------------------------------------------------------------------------------------------------------------

                BEVERAGE, FOOD & TOBACCO - 5.8%

       9,429    American Bottling Group, Inc., Term Loan B                     NR          NR        10/07/07            9,442,500
       6,161    Eagle Family Foods, Inc., Term Loan                            B1           B        12/31/05            5,698,661
       1,071    Snapple Beverage (Mistic), Term Loan B                         B1          B+        03/01/06            1,076,087
       2,613    Snapple Beverage (Mistic), Term Loan C                         B1          B+        03/01/07            2,625,652
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        18,842,900
----------------------------------------------------------------------------------------------------------------------------------

                BROADCASTING/CABLE - 0.9%

       3,000    CC VIII Operating, LLC, Term Loan B                           Ba3         BB+        02/02/08            3,007,500
----------------------------------------------------------------------------------------------------------------------------------

                BUILDINGS & REAL ESTATE - 5.2%

       8,000    Morrison Knudsen Corporation, Term Loan B                     Ba1          NR        07/07/07            7,990,000
       9,000    NRT, Inc., Term Loan                                          Ba3          NR        07/31/04            8,943,750
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        16,933,750
----------------------------------------------------------------------------------------------------------------------------------

                CARGO TRANSPORTATION - 3.0%

       8,955    North American Van Lines, Term Loan B                          B1          B+        11/18/07            8,722,730
         995    RailAmerica, Inc., Term Loan B                                Ba3         BB-        12/31/06            1,001,841
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9,724,571
----------------------------------------------------------------------------------------------------------------------------------

                CHEMICALS, PLASTICS, & RUBBER - 0.9%

       3,000    Huntsman Packaging Corporation, Term Loan B                    B1         BB-        05/31/08            3,011,250
----------------------------------------------------------------------------------------------------------------------------------

                CONTAINERS, PACKAGING & GLASS - 4.1%

       2,625    Graham Packaging Holdings, Term Loan B                          B1         B+        01/31/06            2,615,571
       2,175    Graham Packaging Holdings, Term Loan C                          B1         B+        01/31/07            2,167,187
       1,890    Stone Container Corporation, Term Loan F                       Ba3         B+        12/31/05            1,894,812
       1,342    Stone Container Corporation, St Laurent, Term Loan G           Ba3         B+        12/31/06            1,342,505
       1,432    Stone Container Corporation, St Laurent, Term Loan H           Ba3         B+        12/31/06            1,432,895
       4,000    Tekni-Plex, Inc., Term Loan B                                  Ba3         B+        06/21/08            4,015,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        13,467,970
----------------------------------------------------------------------------------------------------------------------------------

                DIVERSIFIED MANUFACTURING - 4.4%

       3,980    SPX Corporation, Term Loan B                                   Ba2         BB+       12/31/06            3,994,925
       4,983    UCAR Finance, Inc., Term Loan B                                Ba3         BB-       12/31/07            5,008,250
       5,517    Western Industries Holding, Inc., Term Loan B                   NR         NR        06/23/06            5,507,054
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        14,510,229
----------------------------------------------------------------------------------------------------------------------------------

                ECOLOGICAL - 5.5%

       7,955    Allied Waste North America, Term Loan B                        Ba3          BB        07/21/06           7,669,508
       9,545    Allied Waste North America, Term Loan C                        Ba3          BB        07/21/07           9,203,409
         936    Stericycle, Inc., Term Loan B                                   B1         BB-        11/10/06             940,472
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        17,813,389
----------------------------------------------------------------------------------------------------------------------------------


                                       7

                            Nuveen Senior Income Fund (NSL) (continued)

                                    Portfolio of INVESTMENTS July 31, 2000



                                                                               RATINGS*
                                                                            ---------------
    PRINCIPAL                                                                                        STATED              MARKET
 AMOUNT (000)   DESCRIPTION                                               MOODY'S       S&P         Maturity**           VALUE
----------------------------------------------------------------------------------------------------------------------------------
                ELECTRONIC SERVICES - 2.7%

$      4,184    Semiconductor Components Industries, LLC, Term Loan B        NR         BB-        08/04/06        $     4,213,685
       4,505    Semiconductor Components Industries, LLC, Term Loan C        NR         BB-        08/04/07              4,537,815
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,751,500
----------------------------------------------------------------------------------------------------------------------------------

                FARMING & AGRICULTURAL - 3.0%

       2,487    Scotts Company, Term Loan B                                 Ba3          BB        06/30/06              2,500,028
       2,484    Scotts Company, Term Loan C                                 Ba3          BB        06/30/07              2,497,766
       4,964    Shemin Holdings Corporation, Term Loan B                     NR          NR        01/28/07              4,951,875
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9,949,669
----------------------------------------------------------------------------------------------------------------------------------

                FINANCE & BANKING - 5.0%

       3,652    Bridge Information Systems, Inc., Additional Term Loan B     NR          NR        07/07/05              3,287,223
       3,662    Bridge Information Systems, Inc., Term Loan B                NR          NR        07/07/05              3,295,462
       3,662    Bridge Information Systems, Inc., Tranche B 1999-3           NR          NR        03/05/06              3,295,462
       6,500    Sovereign Bancorp, Term Loan B                              Ba3          NR        11/14/03              6,532,500
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        16,410,647
-----------------------------------------------------------------------------------------------------------------------------------

                HEALTHCARE - 3.0%

       1,807    Community Health Systems, Inc., Term Loan B                  NR          NR        12/31/03              1,780,036
       1,807    Community Health Systems, Inc., Term Loan C                  NR          NR        12/31/04              1,784,554
       1,343    Community Health Systems, Inc., Term Loan D                  NR          NR        12/31/05              1,329,429
       4,975    Healthtrust, Inc. (Lifepoint), Term Loan B                   B1          B+        11/11/05              4,987,438
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9,881,457
----------------------------------------------------------------------------------------------------------------------------------

                HEALTHCARE & BEAUTY AIDS - 1.5%

        4,988   Bergen Brunswig Corporation, Term Loan B                     Ba3         BB        03/31/06              4,987,500
----------------------------------------------------------------------------------------------------------------------------------

                HOME & OFFICE FURNISHINGS/HOUSEWARES - 2.8%

       9,900    World Kitchen, Inc., Term Loan C                             B1          BB-       04/09/07              9,108,000
----------------------------------------------------------------------------------------------------------------------------------

                HOTELS, MOTELS, INNS & GAMING - 4.5%

       2,660    Isle of Capri Casinos, Inc., Term Loan B                     Ba2         BB-       03/02/06              2,676,625
       2,327    Isle of Capri Casinos, Inc., Term Loan C                     Ba2         BB-       03/02/07              2,342,047
      10,000    Wyndham International, Inc., Term Loan B                      NR         NR        06/30/06              9,754,167
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        14,772,839
-----------------------------------------------------------------------------------------------------------------------------------

                INSURANCE - 1.5%

       5,000    GAB Robbins North America, Inc., Term Loan B                  NR          NR        12/01/05             4,975,000
-----------------------------------------------------------------------------------------------------------------------------------

                LEISURE & ENTERTAINMENT - 5.8%

       3,433    24 Hour Fitness (Fitness Holdings Worldwide), Term Loan B     NR          B+        11/02/06             3,372,741
       6,527    24 Hour Fitness (Fitness Holdings Worldwide), Term Loan C     NR          B+        11/02/07             6,412,959
       3,973    Bally Total Fitness, Term Loan                                B1          B+        11/10/04             3,962,572
       5,000    Six Flags Theme Parks, Inc., Term Loan B                     Ba2          B+        09/30/05             5,029,688
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        18,777,960
----------------------------------------------------------------------------------------------------------------------------------

                NON-DURABLE CONSUMER PRODUCTS - 4.3%

       3,990    Merisant Company, Term Loan B                                Ba3         BB-       03/31/07              3,999,975
       5,254    Norwood Promotional Products, Term Loan B                     NR          NR       05/31/06              5,233,975
       4,682    Norwood Promotional Products, Term Loan C                     NR          NR       11/30/06              4,664,795
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        13,898,745
----------------------------------------------------------------------------------------------------------------------------------

                PERSONAL & Miscellaneous Services - 1.3%

       4,279    Weight Watchers International, Inc., TLC Facility            Ba2          B+       09/30/06              4,299,893
----------------------------------------------------------------------------------------------------------------------------------


                                       8


                                                                               RATINGS*
                                                                            ---------------
    PRINCIPAL                                                                                        STATED              MARKET
 AMOUNT (000)   DESCRIPTION                                               MOODY'S       S&P         MATURITY**           VALUE
----------------------------------------------------------------------------------------------------------------------------------
                PRINTING & PUBLISHING - 2.2%

 $     7,000    American Media Operations, Inc., Term Loan B-1             Ba3          B+        04/01/07         $     7,035,000
----------------------------------------------------------------------------------------------------------------------------------

                RESTAURANTS & FOOD SERVICE - 3.0%

       4,856    Dominos Pizza, Inc., Term Loan B                            B1          B+        12/21/06               4,875,737
       4,864    Dominos Pizza, Inc., Term Loan C                            B1          B+        12/21/07               4,883,379
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9,759,116
----------------------------------------------------------------------------------------------------------------------------------

                RETAIL/CATALOG - 1.5%

       4,988    Micro Warehouse, Inc., Term Loan B                          B1         BB-        01/31/07               4,937,625
----------------------------------------------------------------------------------------------------------------------------------

                RETAIL/SPECIALTY - 1.5%

       4,950    NationsRent, Inc., Term Loan B                              B1         BB-        07/20/06               4,925,250
----------------------------------------------------------------------------------------------------------------------------------

                RETAIL/STORES - 5.4%

       5,860    HMV Media Group PLC, Term Loan C                            B1         BB-        03/28/06               5,493,939
       4,039    HMV Media Group PLC, Term Loan D                            B1         BB-        08/28/06               3,786,364
       4,000    Rent-A-Center, Inc., Term Loan D                           Ba3         BB-        12/31/07               3,994,000
       2,250    SDM Corporation, Term Loan C                               Ba3         BB         02/04/08               2,254,922
       2,250    SDM Corporation, Term Loan E                               Ba3         BB         02/04/09               2,254,922
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        17,784,147
----------------------------------------------------------------------------------------------------------------------------------

                TELECOMMUNICATIONS/CELLULAR/PCS - 7.8%

       1,750    American Cellular Corporation, Term Loan B                 Ba3          B+        03/31/08               1,751,458
       2,000    American Cellular Corporation, Term Loan C                 Ba3          B+        03/31/09               2,001,667
      10,000    Centennial Cellular Operating Company LLC, Term Loan A      B1          B+        11/30/06               9,918,750
       3,000    Cook Inlet/Voicestream Operating Company, LLC, Term Loan B  B2           B        12/31/08               2,992,500
       8,500    Voicestream PCS Holding LLC, Term Loan B                    B1          B+        02/25/09               8,455,729
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        25,120,104
----------------------------------------------------------------------------------------------------------------------------------

                TELECOMMUNICATIONS/COMPETITIVE LOCAL EXCHANGE CARRIER (CLEC) - 9.2%

      10,000    Level 3 Communications LLC, Term Loan B                     B1          B+        01/15/08              10,035,417
       5,000    McLeod USA, Inc., Term Loan B                              Ba2          BB-       05/30/08               5,009,375
       5,000    RCN Corporation, Term Loan B                                B1          B+        06/03/07               4,933,333
       5,000    Teligent, Inc., Delayed Term Loan                           B3          B-        06/30/06               4,825,000
       5,000    WCI Capital Corporation (Winstar), Term Loan B              B2          B+        09/30/07               4,987,500
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        29,790,625
----------------------------------------------------------------------------------------------------------------------------------

                TELECOMMUNICATIONS/HYBRID - 2.8%

       4,000    Nextel Finance Company, Term Loan D                        Ba2         BB-        03/31/09               3,980,000
       5,000    Nextel Partners Operating Company, Term Loan B              B2          B-        01/29/08               5,042,188
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9,022,188
----------------------------------------------------------------------------------------------------------------------------------

                TELECOMMUNICATIONS/SATELLITE - 1.4%

       5,000    Satelites Mexicanos SA DE CV, Bond                          B1          B+        06/30/04               4,625,000
----------------------------------------------------------------------------------------------------------------------------------

                TELECOMMUNICATIONS/WIRELESS MESSAGING - 3.5%

       8,106    Arch Paging, Inc., Term Loan C                              B2           B        06/30/06               7,504,458
       4,000    Crown Castle Operating Company, Term Loan B                Ba3         BB-        03/30/08               4,015,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        11,519,458
----------------------------------------------------------------------------------------------------------------------------------

                TEXTILES & LEATHER - 3.0%

       9,825    Norcross Safety Products LLC, Term Loan                     NR          NR        09/30/04              9,751,380
----------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION/PERSONAL - 1.5%

       2,497    Avis Rent a Car, Inc., Term Loan B                         Ba1         BB+        06/30/06               2,499,837
       2,497    Avis Rent a Car, Inc., Term Loan C                         Ba1         BB+        06/30/07               2,499,837
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,999,674
----------------------------------------------------------------------------------------------------------------------------------



                                       9

                            Nuveen Senior Income Fund (NSL) (continued)

                                    Portfolio of INVESTMENTS July 31, 2000



                                                                               RATINGS*
                                                                            ---------------
    PRINCIPAL                                                                                        STATED              MARKET
 AMOUNT (000)   DESCRIPTION                                               MOODY'S       S&P         MATURITY**           VALUE
----------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION/RAIL MANUFACTURING - 1.2%

$      4,000    Kansas City Southern Railway Company, Term Loan B          Ba1         BB+        12/29/06         $     4,021,667
----------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 4.9%

       4,000    AES EDC Funding LLC, Loans                                  NR          NR        09/12/01               3,995,050
       4,000    AES Texas Funding II LLC, Loans                             NR          NR        04/24/01               4,005,050
       3,990    TNP Enterprises, Inc., Term Loan                           Ba2         BB+        03/30/06               3,990,050
       4,000    Western Resources, Inc., Term Loan B                        NR          NR        03/17/03               4,016,300
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        16,006,450
----------------------------------------------------------------------------------------------------------------------------------
                Total Variable Rate Senior Loan Interests (cost $396,681,056)                                          392,533,490
                -------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 11.9%

                COMMERCIAL PAPER:

       8,793    American Electric Power, yielding 6.75%                                           08/01/00               8,793,000

      10,000    Dial Corporation, yielding 6.75%                                                  08/04/00               9,994,375

      10,000    Illinois Power Company, yielding 6.77%                                            08/01/00              10,000,000

      10,000    Texas Utilities Company, yielding 6.68%                                           08/01/00              10,000,000
----------------------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $38,787,375)                                                         38,787,375
                ------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $435,468,431) - 132.1%                                                         431,320,865
                ------------------------------------------------------------------------------------------------------------------
                Borrowings Payable - (32.2)%+                                                                         (105,000,000)
                ------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.1%                                                                       157,786
                ------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $ 326,478,651
                ==================================================================================================================


                    NR   Not rated.

                    *    Bank loans rated below Baa by Moody's Investor Service,
                         Inc. or BBB by Standard & Poor's Group are considered to be below investment grade. Ratings are not covered by the Report of Independent Auditors.

                    ** Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment.
                         Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. The Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

                    *** Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium.
                         These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United
                         States banks, and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior
                         Loan.

                    +    Borrowings payable based on total assets equals
                         (24.1)%.


                                 See accompanying notes to financial statements.

                                       10


Statement of
           NET ASSETS July 31, 2000



------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $435,468,431)                                                      $431,320,865
Cash                                                                                                        16,619
Interest receivable                                                                                      3,884,804
Other assets                                                                                               393,580
------------------------------------------------------------------------------------------------------------------
     Total assets                                                                                      435,615,868
------------------------------------------------------------------------------------------------------------------
LIABILITIES
Borrowings payable                                                                                     105,000,000
Management fees                                                                                            146,041
Other liabilities                                                                                        1,351,295
Taxable Auctioned Preferred Share dividends payable                                                         32,615
Common Share dividends payable                                                                           2,607,266
------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                                 109,137,217
------------------------------------------------------------------------------------------------------------------
Net assets                                                                                            $326,478,651
==================================================================================================================
Taxable Auctioned Preferred Shares, at liquidation value                                              $ 46,000,000
==================================================================================================================
Taxable Auctioned Preferred Shares outstanding                                                               1,840
==================================================================================================================
Common Shares outstanding                                                                               29,628,043
==================================================================================================================
Net asset value per Common Share outstanding (net assets less
   Preferred Shares at liquidation value, divided by
   Common Shares outstanding)                                                                         $       9.47
==================================================================================================================


                                 See accompanying notes to financial statements.


                                       11


Statement of
           OPERATIONS

For the Period October 29, 1999 (commencement of operations) through
July 31, 2000


-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                                                                $28,566,126
Fees                                                                                                        277,340
-------------------------------------------------------------------------------------------------------------------

Total investment income                                                                                  28,843,466
-------------------------------------------------------------------------------------------------------------------

EXPENSES
Management fees                                                                                           2,401,063
Taxable Auctioned Preferred Shares - auction fees                                                            19,219
Taxable Auctioned Preferred Shares - dividend disbursing agent fees                                           1,671
Shareholders' servicing agent fees and expenses                                                             294,667
Interest expense                                                                                          4,305,660
Custodian's fees and expenses                                                                               396,180
Trustees' fees and expenses                                                                                  22,584
Professional fees                                                                                           210,655
Shareholders' reports - printing and mailing expenses                                                        56,092
Other expenses                                                                                              358,533
-------------------------------------------------------------------------------------------------------------------
Total expenses before expense waivers                                                                     8,066,324
   Expense waivers                                                                                       (1,271,151)
-------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                              6,795,173
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                    22,048,293
-------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investment transactions                                                              511,950
Change in net unrealized appreciation (depreciation) of investments                                      (4,147,566)
-------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                         (3,635,616)
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                              $18,412,677
===================================================================================================================

Statement of
           CHANGES IN NET ASSETS

For the Period October 29, 1999 (commencement of operations) through
July 31, 2000

-------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                 $  22,048,293
Net realized gain from investment transactions                                                              511,950
Change in net unrealized appreciation (depreciation) of investments                                      (4,147,566)
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                               18,412,677
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
   Common Shareholders                                                                                  (19,441,723)
   Taxable Auctioned Preferred Shareholders                                                                (506,360)
-------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                               (19,948,083)
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common Shares:
   Net proceeds from sale of shares                                                                     282,383,896
   Net proceeds from shares issued to shareholders due to reinvestment of distributions                     166,495
Taxable Auctioned Preferred Shares:
   Net proceeds from sale of shares                                                                      45,363,582
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions                                              327,913,973
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                              326,378,567
Net assets at the beginning of period                                                                       100,084
-------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                                        $326,478,651
===================================================================================================================
Undistributed net investment income at the end of period                                                $ 2,174,476
===================================================================================================================

Statement of
           CASH FLOWS

For the Period October 29, 1999 (commencement of operations) through
July 31, 2000


------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS                                                            $ 18,412,677
------------------------------------------------------------------------------------------------------------
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash used for Operating Activities:
   Increase in investments at value                                                             (431,320,865)
   Increase in interest receivable                                                                (3,884,804)
   Increase in other assets                                                                         (242,580)
   Increase in management fees                                                                       146,041
   Increase in other liabilities                                                                   1,351,295
------------------------------------------------------------------------------------------------------------
   Net cash used for operating activities                                                       (415,538,236)
------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from borrowings                                                                         105,000,000
Debt issuance costs paid                                                                            (151,000)
Proceeds from Common Shares sold                                                                 282,383,896
Proceeds from Taxable Auctioned Preferred Shares sold                                             45,363,582
Cash dividends paid to Common Shareholders                                                       (16,667,962)
Cash dividends paid to Taxable Auctioned Preferred Shareholders                                     (473,745)
------------------------------------------------------------------------------------------------------------
   Net cash provided by financing activities                                                     415,454,771
------------------------------------------------------------------------------------------------------------
NET DECREASE IN CASH                                                                                 (83,465)
Cash at the beginning of period                                                                      100,084
------------------------------------------------------------------------------------------------------------
CASH AT THE END OF PERIOD                                                                       $     16,619
============================================================================================================

Notes to
           FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
Nuveen Senior Income Fund (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is listed on the New York Stock Exchange and trades under the ticker symbol "NSL". The Fund was organized as a Massachusetts business Trust on August 13, 1999. Prior to commencement of operations on October 29, 1999, the Fund had no operations other than those related to organizational matters and the initial capital contribution of $100,084 by Nuveen Senior Loan Asset Management Inc. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company.

The Fund seeks to provide a high level of current income, consistent with preservation of capital by investing primarily in senior secured loans whose interest rates float or adjust periodically based on a benchmark interest rate index. The Fund seeks to increase the income available for distribution to Common Shareholders by utilizing financial leverage.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of senior loans in the Fund's investment portfolio are provided by independent pricing services approved by the Fund's Board of Trustees. The pricing service providers typically value senior loans at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations are readily available. Senior loans for which current quotations are not readily available are valued at fair value using a wide range of market data and other information and analysis, including credit characteristics considered relevant by such pricing service providers to determine valuations.The Board of Trustees of the Fund has approved procedures which permit the Adviser to override the price provided by the independent pricing service in the event that the Adviser is in possession of material information related to the senior loan or borrower or its affiliates which it believes the pricing service may not be aware. During the period October 29, 1999 (commencement of operations) through July 31, 2000, there were three occasions where the Adviser overrode the value provided by a pricing service on two senior loans. Short-term investments which mature within 60 days are valued at amortized cost, which approximates market value.

The senior loans in which the Fund invests are generally not listed on any exchange and the secondary market for those senior loans is comparatively illiquid relative to markets for other fixed income securities. Because of the comparatively illiquid markets, the value of a senior loan may differ significantly from the value that would have been used had there been an active market for that senior loan.

Investment Transactions
Investment transactions are recorded on a trade date basis.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts when required for federal income tax purposes. Facility fees on senior loans purchased are treated as market discounts. Market premiums and discounts are amortized over the expected life of each respective borrowing. Fees consists primarily of amendment fees. Amendment fees are earned as compensation for reviewing and accepting changes to the original credit agreement.

Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, in addition to any significant amounts of net realized capital gains from investment transactions. The Fund currently considers significant net realized capital gains as amounts in excess of $.01 per share. Net realized capital gain distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
The Fund intends to declare and pay monthly distributions to Common Shareholders. Generally payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Notes to
        FINANCIAL STATEMENTS (continued)


Distributions to shareholders of net investment income, and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable. Permanent differences between financial and tax basis reporting for the fiscal year have been identified and appropriately reclassified. Permanent differences relating to expenses which are not deductible for tax purposes totaling $74,266 were reclassified from undistributed net investment income to capital.

Taxable Auctioned Preferred Shares
On May 30, 2000, the Fund issued 1,840 Series Th $25,000 stated value Taxable Auctioned Preferred Shares. The dividend rate paid on the Taxable Auctioned Preferred Shares may change every 28 days, as set by the auction agent.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period October 29, 1999 (commencement of operations)through July 31, 2000.

Organization and Offering Costs
Costs incurred by the Fund in connection with its organization and offering of Common and Taxable Auctioned Preferred Shares are estimated to be $932,523. These costs were recorded as a reduction of the proceeds from the sale of the shares.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
During the period October 29, 1999 (commencement of operations)through July 31, 2000, 29,600,000 Common Shares and 1,840 Preferred Shares were sold and 17,563 Common Shares were issued to shareholders due to reinvestment of distributions.

3. DISTRIBUTIONS TO SHAREHOLDERS
The Fund declared a dividend distribution of $.0880 per share from its net investment income which was paid on September 1, 2000, to shareholders of record on August 15, 2000.

4. INVESTMENT TRANSACTIONS
Purchases and sales of investments (excluding short-term investments) during the period October 29, 1999 (commencement of operations)through July 31, 2000, aggregated $533,073,190 and $137,842,178, respectively.

At July 31, 2000, the identified cost of investments owned for federal income tax purposes was $435,468,431.

5. UNREALIZED APPRECIATION (DEPRECIATION)
At July 31, 2000, net unrealized depreciation of senior loans for federal income tax purposes aggregated $4,147,566 of which $930,347 related to appreciated senior loans and $5,077,913 related to depreciated senior loans.

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, of .8500 of 1%, reduced on managed assets of $1 billion or more, which is based upon the average daily managed assets of the Fund. "Managed assets" shall mean the average daily gross asset value of the Fund, minus the sum of the Fund's accrued and unpaid dividends on any outstanding Taxable Auctioned Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Taxable Auctioned Preferred Shares).

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of the Fund in an amount equal to .45% of the average daily managed assets for the period October 29, 1999 (commencement of operations) through October 31, 2004, .35% of the average daily managed assets for the year ended October 31, 2005, .25% of the average daily managed assets for the year ended October 31, 2006, .15% of the average daily managed assets for the year ended October 31, 2007, .10% of the average daily managed assets for the year ended October 31, 2008, and .05% of the average daily managed assets for the year ended October 31, 2009. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond October 31, 2009.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Fund from the Adviser.

7. COMPOSITION OF NET ASSETS
At July 31, 2000, net assets consisted of:
---------------------------------------------------------------------------------------------------------
Taxable Auctioned Preferred Shares, $25,000 stated value per share, at liquidation value     $ 46,000,000
Common Shares, $.01 par value per share                                                           296,280
Paid-in surplus                                                                               281,643,511
Undistributed net investment income                                                             2,174,476
Accumulated net realized gain from investment transactions                                        511,950
Net unrealized appreciation (depreciation) of investments                                      (4,147,566)
---------------------------------------------------------------------------------------------------------
Net assets                                                                                   $326,478,651
=========================================================================================================
Authorized shares:
   Common                                                                                       Unlimited
   Preferred                                                                                    Unlimited
=========================================================================================================


8. COMMITMENTS
Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Fund may have unfunded loan commitments. There were no such unfunded loan commitments as of July 31, 2000. The Fund generally will maintain with its custodian short-term investments and/or cash having an aggregate value at least equal to the amount of unfunded loan commitments.

9. SENIOR LOAN PARTICIPATION COMMITMENTS
The Fund invests primarily in assignments, participations, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States and foreign corporations, partnerships, and other entities. If the Fund purchases a participation of a Senior Loan Interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower. There were no such participation commitments as of July 31, 2000.

10. BORROWINGS
In accordance with its current investment policies, the Fund may utilize financial leverage for investment purposes in an amount currently anticipated to represent approximately 40% of the Fund's total assets, and in no event exceeding 50% of the Fund's total assets.

On May 23, 2000, the Fund entered into a $150 million commercial paper program with Nuveen Funding, L.L.C., a Delaware limited liability company whose sole purpose is the issuance of commercial paper. Nuveen Funding, L.L.C. has the authority to issue a maximum of $150 million of commercial paper, at a discount, with maturities of up to 180 days, the proceeds of which are used to make advances to the Fund. This line of credit is secured by the assets of the Fund. From May 23, 2000 to July 31, 2000 the daily balance of borrowings under the commercial paper program agreement was $105 million with an average interest rate of 6.79%.

The Fund has entered into a $155 million revolving credit agreement with Deutsche Bank AG which expires May 22, 2001. The Fund paid $200,000 in fees in connection with obtaining the agreement. These Prepaid fees are being amortized into expense over the term of the agreement. Interest is charged at a rate of either the Fed Funds rate plus .50%, LIBOR plus .50% or the Prime Rate. An unused commitment fee of .125% is charged on the unused portion of the facility. The average daily balance of borrowings under the revolving credit agreement from December 20, 1999 through July 31, 2000 was $72,347,000 with an average interest rate of 6.59%. There was no outstanding revolving credit balance at July 31, 2000.

Cash paid for interest during the period October 29, 1999 (commencement of operations) through July 31, 2000, was $3,695,456.

                            Financial
                                       HIGHLIGHTS

                            Selected data for a Common Share outstanding throughout the period October 29, 1999
                            (commencement of operations) through July 31, 2000:




                      ---------------------------------  -------------------------------------------------------
                          Investment Operations                      Less Distributions
------------------------------------------------------------------------------------------------------------------------------


                                                            Net             Net
                                          Net            Investment   Investment    Capital     Capital
                                     Realized/           Income to     Income to   Gains to    Gains to
            Beginning        Net    Unrealized              Common     Preferred     Common   Preferred           Organization
            Net Asset Investment    Investment              Share-        Share-     Share-      Share-           and Offering
                Value     Income    Gain (Loss)   Total     holders     holders+    holders    holders+    Total         Costs
------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:

2000 (a)    $   9.55   $    .75       $   (.12)   $ .63    $  (.66)      $  (.02)    $   --      $   --  $  (.68)    $    (.03)
------------------------------------------------------------------------------------------------------------------------------


                                       18

                                                                            Ratios/Supplemental Data
                                            -----------------------------------------------------------------------------------
                           Total Returns                         Before Waiver                                After Waiver***
                         -----------------          ---------------------------------------------------  ----------------------
                                                                Ratio of Net               Ratio of Net            Ratio of Net
                                                       Ratio of   Investment     Ratio of    Investment    Ratio of  Investment
                                                       Expenses    Income to     Expenses     Income to    Expenses   Income to
                                     Based           to Average      Average   to Average       Average  to Average     Average
 Ending                     Based       on   Ending  Net Assets   Net Assets        Total         Total  Net Assets  Net Assets
    Net     Ending             on      Net      Net  Applicable   Applicable   Net Assets    Net Assets  Applicable  Applicable
  Asset     Market         Market    Asset   Assets   to Common    to Common    Including     Including   to Common   to Common
  Value      Value        Value**  Value**    (000)    Shares++     Shares++  Preferred++   Preferred++    Shares++    Shares++
-------------------------------------------------------------------------------------------------------------------------------

$  9.47   $ 9.6250          3.21%    6.20%  $326,479     3.81%*       9.82%*       3.67%*        9.47%*       3.21%*    10.42%*
-------------------------------------------------------------------------------------------------------------------------------


       Ratios/Supplemental Data
--------------------------------------
      After Waiver***
--------------------------
              Ratio of Net
   Ratio of     Investment
   Expenses             to
 to Average        Average
      Total          Total
 Net Assets     Net Assets   Portfolio
  Including      Including    Turnover
Preferred++    Preferred++        Rate
--------------------------------------
     3.10%*        10.04%*         40%
--------------------------------------


*    Annualized.

** Total Return on Market Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***  After expense waivers by the investment adviser.

+    The amounts shown are based on Common Share equivalents.

++   Ratios do not reflect the effect of dividend payments to Taxable Auctioned
     Preferred Shareholders; income ratios reflect income earned on assets attributable to Taxable Auctioned Preferred Shares. Each Ratio of Expenses to Average Net Assets and each Ratio of Net Investment Income to Average
     Net Assets includes the effect of the interest expense paid on bank borrowings of 2.04% based on Average Net Assets Applicable to Common Shares and 1.96% based on Average Total Net Assets Including Preferred.

(a)  For the period October 29, 1999 (commencement of operations) through
     July 31, 2000.


                                 See accompanying notes to financial statements.

Build Your Wealth
           AUTOMATICALLY





Sidebar text:
NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvest ment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to or greater than (i) net asset value or (ii) 95% of the market price on that date. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or with draw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less broker age commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Just ask your investment advisor if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
     INFORMATION


BOARD OF TRUSTEES
James E. Bacon
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

FUND MANAGER
Nuveen Senior Loan Asset
Management Inc.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
Chase Bank of Texas
600 Travis Street
Houston, TX 77002

TRANSFER AGENT AND
SHAREHOLDER SERVICES
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler
Chicago, IL

INDEPENDENT AUDITORS
KPMG LLP
Chicago, IL

Serving Investors
               FOR GENERATIONS


PHOTO OF: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.




LOGO:Invest well. Look ahead. LEAVE YOUR MARK.(sm) NUVEEN Investments



Nuveen Investments o 333 West Wacker Drive                            FAN-2-7-00
Chicago, IL 60606 o www.nuveen.com